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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 --------------


                                F O R M   8 - K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   March 7, 2001
                                                --------------------

                               ASHFORD.COM, INC.
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              (Exact name of Registrant as Specified in Charter)


            Delaware                  0-27357         76-0617905
-------------------------------   -----------    ------------------
(State or Other Jurisdiction      (Commission)      (IRS Employer
       of Incorporation)          File Number)   Identification No.)

3800 Buffalo Speedway, Suite 400, Houston, Texas          77098
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   (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code           (713) 369-1300
                                                   -----------------------------


                                      N/A
 -----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On March 7, 2001, (1) Ashford.com, Inc. (the "Company"), a
Delaware corporation, (2) Ashford-Watchnetwork Company ("Merger Sub"), a Delaware corporation and wholly owned subsidiary of the Company, (3) E.S.T., Inc. (d/b/a "The Watch Network" ("E.S.T.")), a Delaware corporation and internet watch retailer, and (4) Scott Hockler and Daniel Hirsch as principal stockholders of E.S.T. consummated and closed the transactions contemplated under the Merger Agreement (the "Agreement"). Under the Agreement, the Company has acquired E.S.T. by merger of Merger Sub with and into E.S.T. with E.S.T. continuing as the surviving corporation. Pursuant to the Agreement, all of the outstanding shares of E.S.T. common stock were converted into the right to receive 1,991,000 shares of common stock of the Company (the "Closing Date Shares"). The Agreement also provides for the issuance to E.S.T. shareholders of
(i) up to 2,200,000 additional shares of the Company's common stock (the "Contingent Shares") upon the occurrence of certain events; and (ii) up to 3,300,000 additional shares of the Company's common stock (the "Earn-Out Shares") upon the achievement of certain performance standards. The total issuance of shares of the Company's common stock issued as a result of the Agreement, including all Closing Date Shares, the maximum amount of Contingent Shares, and the maximum amount of Earn-Out Shares, shall not exceed 7,491,000.

     The principal assets acquired include certain authorized-dealer contracts, an internet domain name and related trademarks, inventory and other tangible and intangible assets related to internet retail operations.

     A copy of the press release announcing the completion of the merger is attached as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

     Exhibit No.         Description
     -----------         -----------
        10.1+ Merger Agreement dated as of February 14, 2001 (without exhibits or schedules)

        99.1 Press Release dated March 9, 2001 announcing the completion of the merger

+ Confidential treatment requested as to certain portions of this exhibit.
  Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to this Merger Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ASHFORD.COM, INC.


Date: March 21, 2001          By:/s/ KENNETH E. KURTZMAN
                                 -----------------------
                                   Kenneth E. Kurtzman
                                   Chief Executive Officer


Exhibit No.         Description
-----------         -----------
  10.1+ Merger Agreement dated as of February 14, 2001 (without exhibits or schedules)

  99.1          Press Release dated March 9, 2001 announcing the completion of the merger

+ Confidential treatment requested as to certain portions of this exhibit.
  Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits to this Merger Agreement have been omitted. Such exhibits will be submitted to the Securities and Exchange Commission upon request.

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